Citigroup Smith Barney Financial Services Conference New York, NY January 28, 2004

Forward Looking Statements This presentation may contain statements of Trustmark's strategies, plans and objectives, as well as estimates of future operating results for 2004 and beyond for Trustmark Corporation as well as estimates of financial condition, operating efficiencies and revenue creation. These statements and estimates constitute forward looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory and technological factors affecting the company's operations, pricing, products and services.

2003 Corporate Profile Trustmark is an integrated provider of banking and financial solutions: $ 7.9 billion in total assets $ 427 million in revenue $ 118.5 million in net income 17.56% ROE 8.71% Equity to Assets 1.60% ROA Investment Ratings Moody's: A3 S&P: BBB+ Corporate Infrastructure: Over 140 branches and 175 ATMs Over 2,350 associates Serving Mississippi, Tennessee, Florida and Texas (Q1 2004)

Financial Performance Basic Earnings and Dividends Per Share

Financial Performance Return on Average Equity

Financial Performance Capital Management

Share Repurchase Program 1998 thru 2003 Number of Shares Dollars Average Price Total Buy Back 18,666,752 $401,179,251 $21.49 Market Value of Stock $545,629,161 $29.23 Implied Gain $144,449,910 Foregone Dividend $33,547,329 Implied Total Return $177,997,239 Remaining Authority 3,493,465

Financial Performance Total Earning Asset Composition

Financial Performance Total Revenue ($ in thousands)

Financial Performance Credit Quality ($millions)

Loan Composition As of December 31, 2003 ($ in millions) Commercial & Industrial Consumer State/Political Subs Other Construction 1-4 Family Non Farm-Non Residential Loans Held for Sale 12/31/2003 787 787 173 87 406 1664 1016 113 Consumer 15.7% $788 Other 1.7% $87 Construction 8.1% $406 Non Farm - Non Residential 20.2% $1,016 Loans Held for Sale 2.2% $113 Commercial & Industrial 15.6% $786 State/Political Subs 3.4% $173 1-4 Family 33.1% $1,664 Total Loans: $5,033

Deposit Composition As of December 31, 2003 ($ in millions) CDs Non Interest Bearing DDAs Interest Bearing Transactions Savings 9/30/2003 1718 1329 1214 828 CDs 33.8% $1,718 Interest Bearing Transactions 23.8% $1,214 Savings 16.3% $828 Non Interest Bearing DDAs 26.1% $1,329 Total Deposits: $5,089

Financial Performance 2003 Revenue by Line of Business ($ in millions) Branch Non-Branch Mortgage Insurance Commercial Investment Treasury 12/31/2003 211.1 24.8 61.3 17.6 51.2 24.9 36.4 Consumer Branch $211.1 49.4% Mortgage $61.3 14.3% Insurance $17.6 4.1% Commercial $51.2 12.0% Wealth Management $24.9 5.8% Treasury & Other $36.5 8.6% Consumer Non-Branch $24.8 5.8% Total Revenue: $427.4

Strategic Focus Invest in higher growth markets to become regional financial services provider Maximize profitability in lower growth markets Integration of Wealth Management Prudent investments to support revenue growth Continue to build shareholder value

Strategic Accomplishments Corporate Governance Corporate Governance Quotient ranks in 99th percentile according to Institutional Shareholder Services (ISS) Ranked 6th in the Russell 3000 as rated by ISS for Corporate Governance Compliance with Sarbanes-Oxley Act Successful re-audit by KPMG Selected to be on Jim Jubak's list of "Clean Stocks"

Strategic Accomplishments Loan and Deposit Growth Loans increased $415 million, or by 9.0%, to $5.0 billion in 2003 Commercial Loans increased $267 million Mortgage Loans increased $199 million Consumer Loans decreased $51 million Deposits increased $403 million, or by 8.6%, to $5.1 billion Non-interest bearing deposits increased $75.5 million Interest bearing transaction deposits increased $354 million CDs decreased $26.5 million

Strategic Accomplishments Wealth Management Duane Dewey selected to head division Trustmark's Wealth Management Group restructured to include: Trustmark Securities, Inc. Trustmark Investment Advisors, Inc. Trust Division of Trustmark National Bank Private Banking

Strategic Accomplishments Technology Credit Process Redesign Right sized loan operations staffing Implemented B2B for business loan originations and APPRO for consumer loan originations Reaffirmed loan officer lending authority systemwide Transaction Image Archive Prime pass capture of all transaction documents On-line access of all transaction images Decreased reliance on paper and microfilm in back office operations Improved Electronic Delivery Channels Converted to premier internet banking provider - S1 Provides expanded features: image viewing, account alerts, and inter-day reports

Strategic Accomplishments Mergers and Acquisitions Entered Florida market with purchase of 7 Emerald Coast Bank offices serving markets from Destin to Panama City Pending purchase of 5 Allied Houston Bank offices in Houston Positioned for potential significant transactions Revised charter and bylaws to provide additional financial management flexibility Received investment grade ratings from Moody's and Standard and Poors' Filed $200 million shelf registration

Strategic Focus Jackson Demographics Population - 448 thousand 2.5% growth from 2003-08 Median HHI - $43,739 14.3% growth from 2003-08 Deposits - $6.4 billion Trustmark has 38 offices, $2.4 billion in loans, $2.4 billion in deposits, #1 deposit market share of 40.7% Strategic Focus Maintain market position and profitability Integrate Wealth Management Platform Selective branching in higher growth areas Harry Walker, President of Jackson Metro, and 3 community bank presidents manage the market

Mississippi Economic Development Nissan Motor Plant In May, 2003, the first vehicle rolled off the assembly line of the Nissan facility located in Canton, Mississippi, 15 miles north of Jackson. The $1.4 billion facility will produce 400,000 vehicles, consisting of five different models, per year and employ 5,300 people. Nearly 17 miles of conveyor run throughout the plant, and over 850 robots help make the plant one of the most advanced in the world. of the most advanced in the world. of the most advanced in the world. of the most advanced in the world. of the most advanced in the world. of the most advanced in the world. of the most advanced in the world. By 2010, more than 26,000 additional high-wage jobs are expected to be created by the suppliers and support industries emerging around the state. Site selection magazine listed Mississippi as one of the top ten states in the nation for locating industry. Forbes magazine also ranked two Mississippi cities in its list of the 150 "Best Places for Businesses and Careers."

Strategic Focus Memphis Demographics Population - 1.2 million 3.5% growth from 2003-08 Median HHI - $45,698 18.0% growth from 2003-08 Deposits - $24.0 billion Trustmark has 21 offices, $686 million in loans, $625 million in deposits, #5 deposit market share of 2.7% Strategic Focus Enhance market position and profitability Integrate Wealth Management Platform Selective Branching Sam McClatchy - Seasoned Trustmark Executive with local market experience

Strategic Focus Florida's Emerald Coast Demographics Population - 380 thousand 8.8% growth from 2003-08 Median HHI - $42,618 13.4% growth from 2003-08 Deposits - $4.7 billion Trustmark has 7 offices, $246 million in loans, $220 million in deposits, #8 deposit market share of 4.5% Strategic Focus Enhance market position and profitability Integrate Wealth Management Platform Introduce Insurance Services Selective Branching John Sumrall - Florida CEO, native of market and president of Chamber of Commerce

Strategic Focus Houston Demographics Population - 4.4 million 9.9% growth from 2003-08 Median HHI - $49,676 16.2% growth from 2003-08 Deposits - $83.7 billion Coming in March ... 5 offices, $158 million in loans, $160 million in deposits Strategic Focus Branding Selective Branching Middle market commercial lending Lee Cutrone - Texas CEO, formerly president of Compass Bank's Houston operations